                                 EXHIBIT 10.7



                                   AGREEMENT
                                   ---------


     THIS AGREEMENT (the "Agreement") is made as of April 15, 1996, by and between, Charles F. Smith, Jr., James J. Martell, Jr., Patricia Donnelly, Michael P. Kahn and Pepi A. Kahn, Co-Trustees of the Kahn Grantor Trust of 1993, James F. McEneaney, Jr., James M. Pirrello, Brian McGregor, and Brian Buchanan (the "Management Group"), Thomas B. Buffington, Edward A. Kirkpatrick and James
M. Giddens (the "Buffington Group"), J. Christopher Stuhmer ("Stuhmer"), Robert Short ("Short"), and Lanold W. Caldwell and Lawrence J. Witek (the "Sunstar Group"); each of the Buffington Group, Stuhmer, Short and the Sunstar Group individually, a "Builder," and collectively, the "Builders").

     WHEREAS, on the date hereof, each of the undersigned parties composing the Management Group are the sole/1/ stockholders of The Fortress Group, Inc. (the "Corporation"), and own such shares of Common Stock of the Corporation (the "Common Stock") as set forth on Schedule 1(a) hereto; and

     WHEREAS, upon the consummation of each of the four separate Agreements and Plans of Reorganization dated December 21, 1995 and amended and restated on March 11, 1996, by and among the Corporation, the Builders, the Founding Companies (as such term is defined in each Agreement and Plan of Reorganization) and newly formed wholly-owned subsidiaries of the Corporation (the "Merger Agreements"), the Builders will become stockholders of the Corporation and will own such shares of Common Stock as set forth on Schedule 1(b) hereto; and

     WHEREAS, the Management Group has designated James J. Martell, Jr., the Buffington Group has designated Thomas B. Buffington and the Sunstar Group has designated Lawrence J. Witek, to act as their respective designated representative, and each of Stuhmer and Short will act on his own behalf (each individually, a "Designated Representative") with respect to certain actions to be taken by the undersigned parties pursuant to this Agreement; and

     WHEREAS, the Builders have designated Thomas Buffington (the "Designated Builders' Representative") to act on behalf of the Builders, collectively, for the purposes of nominating Independent Directors (as such term is defined herein) as set forth in this Agreement; and

- -----------------
/1/ Except for approximately 110,000 shares held by the children of Charles F. Smith, Jr., whom were donees of a portion of his shares.

     WHEREAS, each of the undersigned parties believes that adequate representation of the Management Group's and the Builders' interests, and the continuity of management, is essential to the success of the business of the Corporation, and that to preserve such representation and continuity, it is essential for the undersigned parties to vote for the election of the board of directors of the Corporation (the "Board of Directors") as hereinafter provided.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties agree as follows:

1.  1995 Annual Meeting.
    -------------------

     Each of the undersigned parties comprising the Management Group agrees to take any and all action necessary as a stockholder and/or Director or officer of the Company (in each case, subject to applicable fiduciary duties) to nominate each of the individuals listed on Schedule 2 hereto for election to the Board of Directors at the Annual Meeting of Stockholders of the Corporation relating to fiscal year 1995 (but occurring in fiscal year 1996), and any adjournment thereof (the "1995 Annual Meeting"). Additionally, each of the undersigned parties composing the Management Group agrees to vote the shares of Common Stock which it owns or hereafter acquires, or over which it has voting control or hereafter acquires voting control, in any manner necessary to cause the individuals listed on Schedule 2 to be elected to the Board of Directors (in the Classes set forth on Schedule 2) at the 1995 Annual Meeting.

2. Definition.
   -----------

     For the purposes of this Agreement, "Unaffiliated Director" means a Director who is not an "affiliate" of any of the parties hereto, the Corporation or the Founding Companies, or any of their respective affiliates, and qualifies as an "independent director" for the purposes of all Federal and state securities laws, rules and regulations, all Internal Revenue Service rules and regulations and all Nasdaq Stock Market listing requirements.

3. Additional Director.
   --------------------

     Following the consummation of the Mergers and the initial public offering contemplated, but before the proxies are solicited for the Company's 1996 Annual Stockholders' Meeting, each of the undersigned parties shall take any and all action necessary as a stockholder and/or Director or officer of the Corporation (in each case, subject to applicable fiduciary duties) to cause the adoption of a Directors' Resolution to increase the size of the board of directors by one and to appoint to the board an Unaffiliated Director nominated by Management Group's Designated Representative.

4.  Nominations for the 1996 and 1997 Annual Meetings.
    -------------------------------------------------

     (a) With respect to the Annual Meeting of the Stockholders relating to the 1996 fiscal year (but occurring in calendar year 1997) of the Corporation and the 1997 fiscal year (but occurring in calendar year 1998), and any adjournment thereof (the "1996 Annual Meeting" and the "1997 Annual Meeting" respectively), each of the undersigned parties shall take any and all action necessary as a stockholder and/or Director or officer of the Corporation (in each case, subject to applicable fiduciary duties) to cause --

     (i) the Buffington Group's Designated Representative to nominate, on behalf of the Buffington Group, one (1) Director nominee ("Buffington Nominee"), who is, at the time of the nomination, a senior executive of the Corporation's subsidiary which is the successor of Buffington Holdings, Inc., for election to the Board of Directors,

     (ii) the Sunstar Group's Designated Representative to nominate, on behalf of the Sunstar Group, one (1) Director nominee ("Sunstar Nominee"), who is, at the time of the nomination, a senior executive of the Corporation's subsidiary which is the successor of Solaris Development, Inc., for election to the Board of Directors,

     (iii) Stuhmer to nominate one (1) Director nominee ("Stuhmer Nominee"), who is, at the time of the nomination, a senior executive of the Corporation's subsidiary which is the successor of Christopher Homes, Custom Home Division, Inc. for election to the Board of Directors,

     (iv) Short to nominate one (1) Director nominee ("Short Nominee"), who is, at the time of the nomination, a senior executive of the Corporation's subsidiary which is the successor of The Genesee Company for election to the Board of Directors,

     (v) the Designated Builders' Representative to nominate two (2) additional Director nominees each of whom meet the definition of an Unaffiliated Director,

     (vi) the Management Group's Designated Representative to nominate five (5) Director nominees ("Management Nominees"), three (3) of whom shall be James
     J. Martell, Jr.( or his designee), Charles F. Smith, Jr. (or his designee), and J. Marshall Coleman (or Patricia Donnelly's designee) and one (1) of whom shall meet the definition of an Unaffiliated Director.

     (b) With respect to the Annual Meeting of the Stockholders relating to the 1998 fiscal year (but occurring in calendar year 1999) of the Corporation and the 1999 fiscal year (but occurring in calendar year 2000), and any adjournment thereof (the "1998 Annual Meeting" and the "1999 Annual Meeting" respectively), each of the undersigned parties shall take any and all action necessary as a stockholder and/or Director or officer of the Corporation (in each case, subject to applicable fiduciary duties) to cause --

     (i) the Buffington Group's Designated Representative to nominate, on behalf of the Buffington Group, one (1) Director nominee ("Buffington Nominee"), who is, at the time of the nomination, a senior executive of the Corporation's subsidiary which is the successor of Buffington Holdings, Inc., for election to the Board of Directors,

     (ii) the Sunstar Group's Designated Representative to nominate, on behalf of the Sunstar Group, one (1) Director nominee ("Sunstar Nominee"), who is, at the time of the nomination, a senior executive of the Corporation's subsidiary which is the successor of Solaris Development, Inc., for election to the Board of Directors,

     (iii) Stuhmer to nominate one (1) Director nominee ("Stuhmer Nominee"), who is, at the time of the nomination, a senior executive of the Corporation's subsidiary which is the successor of Christopher Homes, Custom Home Division, Inc. for election to the Board of Directors,

     (iv) Short to nominate one (1) Director nominee ("Short Nominee"), who is, at the time of the nomination, a senior executive of the Corporation's subsidiary which is the successor of The Genesee Company for election to the Board of Directors,

     (v) the Management Group's Designated Representative to nominate four (4) Director nominees ("Management Nominees"), three (3) of whom shall be James
     J. Martell, Jr., Charles F. Smith, Jr., and J. Marshall Coleman, or their respective designee.

5.  Election of Directors at the 1996, 1997, 1998, and 1999 Annual Meetings.
    -----------------------------------------------------------------------
Each of the undersigned parties shall vote the shares of Common Stock which it owns or hereafter acquires, or over which it has voting control or hereafter acquires voting control, in any manner necessary to cause all Nominees nominated pursuant to Section 4 herein, to be elected to the Board of Directors at the 1996, 1997, 1998, and 1999 Annual Meetings, respectively.

6.  Notice of Nominations.  Except as set forth in Section 1, the names of any
    ---------------------
Nominee must be submitted to the Corporation in writing by each Builder, Management Group's Designated

Representative, or the Designated Builders' Representative, as the case may be, no later than one hundred and twenty (120) days prior to the Annual Meeting of Stockholders at which such nominee shall be voted upon.

7.  Successors.  In the event that the Board of Directors determines (in its
    ----------
reasonable discretion) that a member of the Board of Directors is unable, for any protracted period, to discharge his/her duties to the Corporation, or such member resigns or is removed from the Board of Directors, the Builder or the Management Group, as the case may be, that originally nominated such Director shall designate, through its Designated Representative, a successor Director who satisfies the qualifications set forth in this Agreement for the predecessor Director, and each of the undersigned parties shall take any and all action necessary as a stockholder and/or Director or officer of the Corporation (in each case, subject to applicable fiduciary duties) to elect such successor Director to the Board of Directors. In the event that a Designated Representative or the Designated Builders' Representative is unable to serve as Designated Representative or Designated Builders' Representative for his/her designated Builder(s) or the Management Group, as the case may be, such Builder(s) or the Management Group shall promptly designate a successor Designated Representative or Designated Builders' Representative and shall promptly provide the Corporation with the name of such successor Designated Representative or Designated Builders' Representative.

8.  Term.  The term of this Agreement shall run from the date hereof until
    ----
immediately following the final adjournment of the 1997 Annual Meeting, but in any event shall terminate at the close of business on June 30, 2000.

9.  Termination/Resignation.  If the Merger Agreements are not consummated by
    -----------------------
May 15, 1996 (i) this Agreement will terminate and its terms will be null and void and of no force and effect, and (ii) all Directors who were nominated by a Builder(s) shall immediately resign.

9.  Assignability/Transfers.  This Agreement shall only be assignable by the
    -----------------------
written consent of the parties hereto and shall be binding on all transferees of the Common Stock owned by the parties hereto, unless such transfer is a transfer or sale in connection with a registered public securities offering or pursuant to Rule 144 under the Securities Exchange Act of 1934, as amended.

10.  Counterparts.  This Agreement may be executed in multiple counterparts,
     ------------
each of which shall be deemed an original.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed individually, and has entered into this Agreement effective the date and year first above written.



______________________________  ________________________________
Thomas B. Buffington            Charles F. Smith, Jr.



______________________________  ________________________________
Edward A. Kirkpatrick           James J. Martell, Jr.



______________________________  ________________________________
James M. Giddens                Patricia Donnelly



______________________________  ________________________________
J. Christopher Stuhmer          Michael Kahn, Co-Trustee
                                of the Kahn Grantor Trust of 1993



______________________________  ________________________________
Pepi A. Kahn, Co-Trustee of     Robert Short
the Kahn Grantor Trust of 1993



______________________________  ________________________________
Lanold W. Caldwell              James F. McEneaney, Jr.



______________________________  ________________________________
Lawrence J. Witek               James M. Pirrello



______________________________  ________________________________
Brian Buchanan                  Brian McGregor

                                 SCHEDULE 1(A)

                       PRE-MERGER COMMON STOCK OWNERSHIP



NAME                               SHARES
- ----                             ----------

James J. Martell, Jr.               624,423
Patricia Donnelly                   651,585
Charles F. Smith, Jr.               678,748/2/
Michael Kahn & Pepi Kahn             50,812
James E. McEneaney                   50,812
James M. Pirrello                    40,650
Brian McGregor                      128,787
Brian Buchanan                        4,683


- -------------------

/2/Including approximately 104,000 shares held by children of Charles F. Smith, Jr.

                                 SCHEDULE 1(B)

                       POST-MERGER COMMON STOCK OWNERSHIP





NAME                                   SHARES
- ----                                  ---------

Builder Group Stockholders
- --------------------------

Thomas B. Buffington                    948,949
Edward A. Kirkpatrick                   474,474
James Giddens                           474,474
J. Christopher Stuhmer                1,691,227
Robert Short                          1,729,495
Lanold W. Caldwell                      457,628
Lawrence Witek                          457,628

Management Group Stockholders
- -----------------------------

James J. Martell, Jr.                   624,423
Patricia Donnelly                       651,585
Charles F. Smith, Jr.                   678,748
Michael Kahn & Pepi Kahn                 50,812
James E. McEneaney                       50,812
James M. Pirrello                        40,650
Brian McGregor                          128,787
Brian Buchanan                            4,683


                                  SCHEDULE 2
                              1995 ANNUAL MEETING



          The following individuals shall be nominated and elected to the Board of Directors at the 1995 Annual Meeting of the Stockholders of the Corporation:


                                 Thomas Buffington
                                 Robert Short
                                 J. Christopher Stuhmer
                                 Lawrence Witek
                                 Charles F. Smith, Jr.
                                 James J. Martell, Jr.
                                 J. Marshall Coleman
                                 James F. McEneaney, Jr.
                                 Mark L. Fine
                                 Steve D. Rivers